UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2013
Spherix Incorporated
(Exact name of registrant as specified in its charter)
Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)
7927 Jones Branch Drive, Suite 3125, Tysons, Virginia		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		703-992-9260
___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On April 18, 2013, Spherix Incorporated (the “Company”) dismissed the Company’s independent registered public accounting firm Grant Thornton LLP (“Grant Thornton”) effective immediately.  The dismissal was recommended by the Audit Committee and approved by the Board of Directors (the “Board”) of the Company.

Grant Thornton’s reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through April 18, 2013, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) one “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K in that there was a material weakness in the internal control over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.  There were no other “reportable events.”

The Company has provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that Grant Thornton furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated April 24, 2013, indicating that Grant Thornton is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On April 18, 2013, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board.  During the fiscal years ended December 31, 2012 and 2011 and through April 18, 2013, the Company did not consult with Marcum regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated

(Registrant)

By:

/s/ Robert L. Clayton

Robert L. Clayton, CFO

Date:  April 24, 2013